UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 4, 2025, at a special meeting of shareholders (the “Special Meeting”), the shareholders of Forward Industries, Inc. (the “Company”) approved an amendment to the Company’s certificate of incorporation (the “Amendment”) to authorize an increase in the number of authorized shares of the Company’s common stock from 40,000,000 shares to 300,000,000 shares.

The Amendment was subsequently filed with and accepted by the New York State Department of State on September 4, 2025.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 4, 2025, the Company held the Special Meeting in accordance with the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 15, 2025. The results of each of the proposals are listed below.

Proposal	For	Against	Abstain	Broker Non-Votes
(1) To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 40,000,000 to 300,000,000 shares.	1,256,216	31,218	867	-
(2) To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock pursuant to a conversion of Series A-1 Preferred Stock (the “Series A-1”) without giving effect to the Share Cap and the Individual Holder Share Cap in the Series A-1 Certificate of Designation.	1,016,060	11,754	1,652	258,835
(3) To approve an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the proposals presented for a vote at the Special Meeting.	1,266,608	20,912	781	-

There were 1,718,181 shares outstanding on the record date of the meeting and a total of 1,288,301 shares were voted. Proposal 1 required an affirmative vote of the majority of the outstanding shares of common stock and Proposals 2 and 3 required an affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

Proposals 1, 2 and 3 were approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
3.1	Certificate of Amendment to the Certificate of Incorporation of Forward Industries, Inc. – Increasing the Authorized Shares of Common Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: September 5, 2025	By:	/s/ Kathleen Weisberg
Name: Kathleen Weisberg
Title: Chief Financial Officer

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